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                               Subscription Attachment



    I, _____________, hereby agree to purchase the following shares of stock in Physicians Care for Connecticut, Inc. (the "Company") on the terms and conditions set forth below and in the Company's Prospectus dated ________ ("Prospectus"):

    A. Primary Care Physicians (See definition of Primary Care Physician ("PCP") contained on page 48 of the Prospectus):

         1 Class A shares: (Note: PCPs may only purchase 1 share of Class A stock)

              @ $3,000 per share if shares purchased before _____   $_________

              @ $4,000 per share if shares purchased after ______   $_________


         ___ Class B shares: (Note: PCPs may purchase as many Class B shares as desired but are not required to purchase any Class B shares)

              @ $3,000 per share if shares purchased before _____   $_________

              @ $4,000 per share if shares purchased after ______   $_________


                                                      Total:        $_________

    B. Specialist Physician (See definition of Specialist Physician contained on page 48 of the Prospectus):


         1 Class A shares: (Note: Specialists may only purchase 1 share of Class A stock)

              @ $3,000 per share if shares purchased before _____   $_________

              @ $4,000 per share if shares purchased after ______   $_________

                                                      Total:        $_________


    ___ Class B shares: (Note: Specialists must purchase at least one share of Class B stock; however, after purchasing a share of Class B stock, Specialists may purchase as many Class B shares as desired)

              @ $3,000 per share if shares purchased before ____    $_________

              @ $4,000 per share if shares purchased after ______   $_________




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    C.   Hospital Investors.

    ___  Class B shares: (Note: Hospitals may not purchase Class A shares)

         (Note: Licensed hospitals are required to purchase not less than 62.50 shares of Class B stock at $4,000 dollars per share, provided, however, that if a validly licensed hospital has less than 100 beds, then the Hospital is required to purchase not less than 25 shares of Class B stock at $4,000 per share.)

                                                                    $________

                                                      Total:        $________

    I acknowledge and agree that my purchase of the shares of the Company's stock indicated above is subject to the terms, conditions, restrictions, limitations and obligations set forth in the Prospectus.

    Please read, complete and sign this Subscription Attachment and return the Subscription Attachment to:

                   Physicians Care for Connecticut, Inc.
                   c/o MedServ IPA, Inc.
                   1520 Highland Avenue
                   Cheshire, Connecticut 06410
                   Attn:  Stock Subscription

    This Subscription Attachment should be returned to Physicians Care for Connecticut, Inc. along with the following:

         - If applying for a loan from Fleet National Bank, the loan application form and an executed.

         - A MedServ IPA Participation Agreement and the attached Physicians Care for Connecticut Primary Care Physician or Specialist Physician Attachment.



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         -    A check or money order payable in good funds in U.S. dollars and drawn on a bank in the United States in an amount equaling the purchase price calculated above.


                                       __________________________
                                       Signature


                                       __________________________
                                       Date


Acknowledged and Accepted:

Physicians Care for Connecticut, Inc.

By:_______________________

__________________________
Date